EXHIBIT 10.1

INVESTMENT AGREEMENT

THIS AGREEMENT dated as of the 25th day of August 2014 (the “Agreement”) is by and between Beaufort Ventures PLC (the “Investor”), and North American Oil & Gas Corp. (the “Company”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Five Million Dollars ($5,000,000) of the Company’s fully registered, freely tradable common stock (the “Common Stock”); and

WHEREAS, such investments will be made in reliance upon the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
Certain Definitions

Section 1.1. “Advance” shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

Section 1.2. “Advance Date” shall mean the fifth Trading Day after expiration of the applicable Pricing Period for each Advance.

Section 1.3. “Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the Advance amount that the Company requests from the Investor. An Advance Notice cannot be sent if a prior Advance has not yet been completed. No Advance Notice can be delivered by the Company on a day which is not a Trading Day.

Section 1.4. [Intentionally Blank]

Section 1.5. “Advance Shares” shall mean the shares of Common Stock issued and sold to the Investor pursuant to an Advance Notice under the terms and conditions hereof.

Section 1.6. “Average Daily Trading Volume” means the average trading volume of the Common Stock of the ten Trading Days prior to the date of delivery of the Advance.

Section 1.7 Reserved.

Section 1.8. “Closing Daily Price” means, as related to the Common Stock as of any date, the last closing price for such security during normal trading on the OTCQB, or, if the OTCQB is not the principal securities exchange or trading market for such security, the last closing bid price during normal trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during normal trading of such security in the over-the-counter market on the electronic bulletin board for such security.

 Section 1.9. “Closing” shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

Section 1.10. “Commitment Amount” shall mean the aggregate amount of Five Million Dollars ($5,000,000) which the Investor has agreed to provide to the Company in order to purchase the Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.11. “Commitment Period” shall mean the period commencing on the Effective Date, and expiring upon the termination of this Agreement in accordance with Section 10.2.

Section 1.12. “Common Stock” shall mean the Company’s freely tradable, fully registered and unencumbered common stock.

Section 1.13. “Condition Satisfaction Date” shall have the meaning set forth in Section 7.2.

Section 1.14. “Damages” shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.15. “Effective Date” shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.16. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.17. “Environmental Laws” shall have the meaning set forth in Section 4.11.

Section 1.18. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.19. “Evaluation Date” shall have the meaning set forth in Section 4.30.

Section 1.20. “Event of Default” shall have the meaning set forth in Section 7.2.

Section 1.21. “Indemnified Liabilities” shall have the meaning set forth in Section 5.1(a).

Section 1.22. “Indemnified Party” and “Indemnifying Party” shall have the meaning set forth in Section 5.2.

Section 1.23. “Investor Indemnitees” shall have the meaning set forth in Section 5.1(a).

Section 1.24. “Losses” shall have the meaning set forth in Section 5.1(b).

Section 1.25. “Material Adverse Effect” shall mean any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of the Agreement, including on the legal status of the Advance Shares as free trading, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, (iii) a material adverse effect on the Company’s ability to perform its obligations hereunder in any material respect on a timely basis its obligations under the Agreement, or (iv) shares of the Company cease to be listed or trading of the Common Stock is suspended continuously for more than five (5) trading days.

Section 1.26. “Market Price” shall mean the average of the 3 lowest Closing Daily Prices of the Company’s Common Stock during the Pricing Period.

Section 1.27. “Maximum Advance Amount” The number of Advance Shares sold in each Advance shall not be greater than the number of shares of Common Stock which would cause the aggregate holdings of the Investor’s shares of common stock of the Company to be greater than 4.99% of the issued and outstanding shares of common stock of the Company (including Common Stock and shares of restricted common stock).

Section 1.28. “Maximum Common Stock Issuance” shall have the meaning set forth in Section 2.8.

Section 1.29. “Ownership Limitation” shall have the meaning set forth in Section 2.2.

Section 1.30. “Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumenta/lity thereof.

Section 1.31. “Pricing Period” shall mean the five (5) consecutive Trading Days prior to the Advance Date.

Section 1.32. “Principal Market” shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the American Stock Exchange, the OTCQB, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.33. “Purchase Price” shall mean eighty five percent (85%) of the Market Price during the Pricing Period.

Section 1.34. “Registrable Securities” shall mean the Advance Shares to be issued hereunder (i) in respect of which a Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 or (iii) which have not been otherwise transferred to a holder who may trade such Advance Shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.35. “Registration Limitation” shall have the meaning set forth in Section 2.2.

Section 1.36. “Registration Rights Agreement” shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

Section 1.37. “Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.38. “Regulation D” shall mean Regulation D under the Securities Act.

Section 1.39. “Related Party” shall have the meaning set forth in Section 6.15.

Section 1.40. “Rule 144” shall mean Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

Section 1.41. “SEC” shall mean the United States Securities and Exchange Commission.

Section 1.42. “Securities Act” shall have the meaning set forth in the recitals.

Section 1.43. “Third Party Claim” shall have the meaning set forth in Section 5.2(b).

Section 1.44. “Trading Day” shall mean any day during which the New York Stock Exchange shall be open for business.

Section 1.45. “Valuation Event” shall have the meaning set forth in Section 2.10.

Section 1.46. “Trading Day” shall mean any day during which the New York Stock Exchange shall be open for business.

Section 1.47. “VWAP” means, as of any date, the daily dollar volume-weighted average price for such security as reported by Bloomberg, LP through its “Historical Price Table Screen (HP)” with Market: Weighted Ave function selected (or comparable financial news service (U.S market only)), or, if no dollar volume-weighted average price is reported for such security by Bloomberg, LP (or comparable financial news service (U.S market only)), the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported on OTC Markets.

ARTICLE II.
Advances
Section 2.1. Advances

Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, Advance Shares, by the delivery, in the Company’s sole discretion, of Advance Notices. Each Advance shall be in multiples of $100,000. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount. Once an Advance Notice is received by the Investor, it shall not be terminated, withdrawn or otherwise revoked by the Company except as set forth in this Agreement.

Section 2.2. Mechanics.

(a) Advance Notice. At any time during the Commitment Period, the Company may require the Investor to purchase Advance Shares by delivering an Advance Notice to the Investor, subject to the conditions set forth in Article VII; provided, however, that (i) the aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, (ii) in no event shall the number of Advance Shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 4.99% of the then outstanding Common Stock (the “Ownership Limitation”) (as of the date of this Agreement, Investor and its affiliates held zero (0%) percent of the outstanding Common Stock), (iii) under no circumstances shall the aggregate offering price or number of Advance Shares, as the case may be, exceed the aggregate offering price or number of shares of Common Stock available for issuance under a Registration Statement (the “Registration Limitation”) and (iv) the Common Stock must be DWAC eligible and sent to the Investor in electronic form, instead of certificate form. In the event that the Investor sends written acceptance of accepting a physical certificate, all fees and expenses for this certificate will be paid by the Company.

(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by email (to the address set forth in Section 11.1 herein) by the Investor if such notice is received prior to 5:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by email after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day. The Company acknowledges and agrees that the Investor shall be entitled to treat any email it receives from officers whose email addresses are identified by the Company purporting to be an Advance Notice as a duly executed and authorized Advance Notice from the Company.

Section 2.3. Closings.

(a) On the Advance Date, the Company shall deliver to the Investor’s brokerage account in electronic form, such number of Advance Shares of the DWAC eligible Common Stock registered in the name of the Investor in accordance with the Advance Notice and pursuant to this Agreement. Once such Advance Shares have been accepted by the Investor, the Investor shall immediately deliver to the Company the amount of the Advance by wire transfer of immediately available funds as determined by the Purchase Price. On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(b) below in order to implement and effect the transactions contemplated herein.

(b) Obligations Upon Closing. The Investor agrees to advance the amount corresponding to the Advance Notice to the Company upon completion of each of the following conditions:

(i) The Company shall have delivered via electronic delivery to the Investor the Advance Shares applicable to the Advance in accordance with Section 2.3(a).

(ii) A Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable Advance Shares to be issued in connection with the Advance and any certificates evidencing such shares shall be free of restrictive legends.

(iii) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

(iv) the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required of a “reporting company” under the Exchange Act and applicable SEC regulations; and

(v) the Company’s transfer agent shall be DWAC eligible.

Section 2.4. [Intentionally Omitted]

Section 2.5. Hardship. In the event the Investor sells shares of the Advance Shares after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.3, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage would occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce, without the posting of a bond or other security, the terms and provisions of this Agreement.

Section 2.6. Removal of Restricted Legends. If the Company is fully reporting six months after the issuance of any restricted stock to Investor as a break fee (as described in Section 12.4 below), and rejects the Investors request to direct the Company’s transfer agent to remove the restricted legend from the Investor’s stock certificate five trading days after the Investor’s request to remove such restricted legend, then the Company shall pay the Investor $1,000.00 for each day beyond the five trading days the company fails to remove such restricted legend. Company covenants that, except as set forth below, there shall be no justifiable reason not to remove the restricted legend from the stock certificates and in the event that Company attempts to offer such justification, the Company shall pay the Investor $$2,000.00 for each day beyond the five trading days the company fails to remove such restricted legend. Notwithstanding the foregoing, the Company shall not be liable to pay the Investor either of the above fees if the Investor is not in full compliance with the applicable rules and regulations used to remove any restricted legend or fails reasonably comply with requests by the Company or its transfer agent related to the removal of the restricted legend.

Section 2.7 [Intentionally Omitted]

Section 2.8 Reimbursement. If (I) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if the Investor is impleaded in any such action, proceeding or investigation by any person (other than as a result of a breach of the Investor’s representations and warranties set forth in this Agreement); or (II) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement (other than as a result of a breach of the Investor’s representations and warranties set forth in this Agreement), or if this Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay to the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, the Investor and any such affiliate and any such person. Any and all costs that Investor pays for relating to clearing and processing stock certificates shall be deducted from any payment the Company receives from Investor.

Section 2.9 Overall Limit on Issuable Common Stock. Notwithstanding anything contained herein to the contrary, if during the Commitment Period the Company becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the total number of Advance Shares issuable by the Company and purchasable by the Investor pursuant to this Agreement shall not exceed that number of shares of Common Stock that may be issuable without shareholder approval (the “Maximum Common Stock Issuance”). If such issuance of Advance Shares could cause a delisting on the Principal Market, then the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Amended and Restated Articles of Incorporation of the Company. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Advance Shares in accordance with the terms and conditions hereof to the Investor or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Advance Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2.9.

Section 2.10. Valuation Event. The Company agrees that it shall not take any action that would result in a Valuation Event occurring during a Pricing Period. Valuation Event shall mean an event in which the Company at any time during a Pricing Period takes any of the following actions: (i) subdivides or combines its Common Stock or (ii) pays a dividend in Ordinary Shares or makes any other purchase of its Ordinary Shares, (iii) .

ARTICLE III.
Representations of Investor

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Date:

Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

Section 3.3. No Legal Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.4. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and has either done so or has waived its opportunity to do so. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment.

Section 3.5. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

Section 3.6. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company (as that term is defined in Rule 405 of the Securities Act).

Section 3.7. Trading Activities. The Investor’s trading activities with respect to the Common Stock shall be in compliance with all applicable securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Common Stock is listed or traded. Investor makes no representations or covenants that it will not engage in trading in the securities of the Company, other than the Investor will not engage in any short sales of the Common Stock, or other similar activity that profits on the decline in the price of Common Stock, at any time during the Agreement. Nothing contained in this Agreement shall be deemed a representation or warrant by the Investor to hold any Stock for any period of time. The Company acknowledges and agrees that transactions in its securities by the Investor may impact the market price of the Stock, including during periods when the prices at which the Company may be required to issue Investor’s stock are determined.

ARTICLE IV.
Representations and Warranties of the Company

Except as stated below, on the disclosure schedules attached hereto the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

Section 4.3. Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, of which 62,864,337 shares of Common Stock are issued and outstanding, and 25,000,000 shares of authorized Preferred Stock, of which 0 shares are issued and outstanding All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on Schedule 4.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements; and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement), except pursuant to the terms of an agreement between the Company and the Investor. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

Section 4.4. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, and regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

Section 4.5. SEC Documents; Financial Statements. Since November 30, 2012, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits include therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”) on timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Investor or its representatives, or made available through the SEC’s website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and not misleading.

Section 4.6. No Misstatement or Omission. Each part of the Registration Statement, when such part became or becomes effective, and the related prospectus (“Prospectus”), on the date of filing thereof with the SEC and at each Advance Date and Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, on the date of filing thereof with the SEC and at each Advance Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements or omissions in any such document made in reliance on information furnished in writing to the Company by the Investor expressly stating that such information is intended for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

Section 4.7. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company’s business or financial condition.

Section 4.8. Absence of Events of Default. No Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company’s business, properties, prospects, financial condition or results of operations. The Company shall notify the Investor immediately upon any Event of Default, or anything that is likely to detrimentally affect the ability of the Company to perform its obligations under this Agreement, occurring, or becoming, to the Company’s knowledge, likely to occur, and include the specifics of such Event of Default or other event in its notice. At the Investor’s request, the Company shall provide the Investor with a certificate signed by two (2) of its directors or its Chief Executive Officer, which shall state whether an Event of Default has occurred or is continuing.

Section 4.9. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section 4.11. Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

Section 4.12. Title. The Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

 Section 4.13. Insurance. Upon the Company generating revenue, the Company and each of its subsidiaries will become insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14. Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.15. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and the rules and regulations as promulgated by the SEC to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.16. No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Section 4.17. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.18. Reserved.

Section 4.19. Tax Status. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.20. Certain Transactions. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.21. Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.22. Use of Proceeds. The Company shall use the net proceeds from this offering for working capital and other general corporate purposes including paying relevant fees and commissions incurred from this transaction. The Company will not provide any funding to or purchase an interest in any person listed by the United States Department of the Treasury’s Office of Foreign Assets Control as a Specially Designated National and Blocked Person.

Section 4.23. Maintenance of Listing or Quotation on Principal Market. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will /maintain the listing or quotation, as applicable, of its Common Stock on a Principal Market.

Section 4.24. Opinion of Counsel. Investor shall receive opinions from counsel to the Company on the date hereof substantially in the form attached hereto as Exhibit B.

Section 4.25. [Intentionally Omitted]

Section 4.26. Dilutive Effect. The Company understands and acknowledges that the number of Advance Shares issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the Pricing Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Agreement, its obligation to issue Advance Shares upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

Section 4.27. Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor, partner or fiduciary of the Company or any of its affiliates or subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Common Stock hereunder. The Company is aware and acknowledges that it may not be able to request Advances under this Agreement if it cannot obtain an effective Registration Statement or if any issuances of Common Stock pursuant to any Advances would violate any rules of the Principal Market.

Section 4.28. No Advice from the Investor. The Company acknowledges that it has reviewed this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Company is relying solely on such counsel and advisors and not on any statements or representations of the Investor or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. The Company is not relying on any representation except for the representations of the Investor contained in this Agreement.

 Section 4.29. No Similar Transactions. Except as disclosed on Schedule 4.29, the Company has not entered into any transaction similar in nature to the one described in this Agreement.

Section 4.30. Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

 Section 4.31 [Intentionally Omitted].

 Section 4.32 The Advance Shares. The Advance Shares have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued and fully paid and non-assessable, free and clear of all encumbrances and will be issued in compliance with all applicable United States federal and state securities laws; the capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof contained in the Registration Statement and the Common Stock, including the Advance Shares, will conform to the description thereof contained in the Prospectus as amended or supplemented. Neither the stockholders of the Company, nor any other Person have any preemptive rights or rights of first refusal with respect to the Advance Shares or other rights to purchase or receive any of the Advance Shares or any other securities or assets of the Company, and no Person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Securities Act, any shares of capital stock or other securities or assets of the Company upon the issuance or sale of the Advance Shares. The Company is not obligated to offer the Advance Shares on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.33 [Intentionally Omitted]

Section 4.34 Blue Sky. The Company shall, at its sole cost and expense, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of such states of the United States, as reasonably specified by the Investor, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.

Section 4.35 Reservation of Shares. The Company shall reserve fifty million (50,000,000) shares of Stock for the issuance of the Securities to the Investor as required hereunder. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance as described in this Section 5(F), the Company shall use all commercially reasonable efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares.

Section 4.36 Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor hereunder or under the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be invalid or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 4.37 Share Capital. There are no securities or instruments containing anti-dilution of similar provision that will be triggered by the issuance of shares of Common Stock pursuant to this Agreement. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement and there is no dispute as to the class of any shares of the Company.

Section 4.38 Acknowledgement of Terms. The Company acknowledges that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

ARTICLE V.
Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 5.1. Indemnification.

(a) In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company , and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities, incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee arising out of any action or inaction of the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(c) Contribution. In the event that the indemnity provided in Section 5.1 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company severally agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand from transactions contemplated by this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Investor severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Investor on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by it, and benefits received by the Investor shall be deemed to be equal to the total discounts received by the Investor or the profits, if any, made on the subsequent sale, whichever is greater. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Investor on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Article V, each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee and agent of the Investor shall have the same rights to contribution as the Investor, and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this section.

(d) Notwithstanding anything in this Agreement to the contrary, neither party to this Agreement shall be responsible or liable for any indirect, special, punitive, or consequential damages actually or allegedly suffered or incurred by the other party to this Agreement arising under, out of, or relating to this Agreement even if the other party has been advised or knew, or should have known, of the possibility thereof.

Section 5.2 Notification of Claims for Indemnification. Each party entitled to indemnification under this Article V (an “Indemnified Party”) shall, promptly after the receipt of notice of the commencement of any claim against such Indemnified Party in respect of which indemnity may be sought from the party obligated to indemnify such Indemnified Party under this Article V (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof. Any such notice shall describe the claim in reasonable detail. The failure of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article V or (b) under this Article V unless, and only to the extent that, such failure results in the Indemnifying Party’s forfeiture of substantive rights or defenses or the Indemnifying Party is prejudiced by such delay. The procedures listed below shall govern the procedures for the handling of indemnification claims.

(a) Any claim for indemnification for Indemnified Liabilities that do not result from a Third Party Claim as defined in the following paragraph, shall be asserted by written notice given by the Indemnified Party to the Indemnifying Party. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment as set forth in Section 5.1. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as specified in this Agreement.

(b) If an Indemnified Party shall receive notice or otherwise learn of the assertion by a person or entity not a party to this Agreement of any threatened legal action or claim (collectively a “Third Party Claim”), with respect to which an Indemnifying Party may be obligated to provide indemnification, the Indemnified Party shall give such Indemnifying Party written notice thereof within twenty (20) days after becoming aware of such Third Party Claim.

(c) An Indemnifying Party may elect to defend (and, unless the Indemnifying Party has specified any reservations or exceptions, to seek to settle or compromise) at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from an Indemnified Party (or sooner if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as specified in this Agreement. In case any such Third Party Claim shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Third Party Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more significant defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that in such circumstances the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for such reasonable fees and expenses of such counsel incurred in any such Third Party Claim, as such expenses are incurred, provided that the Indemnified Parties agree to repay such amounts if it is ultimately determined that the Indemnifying Party was not obligated to provide indemnification under this Article IX. The Indemnifying Party agrees that it shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising or that may arise out of such claim. The Indemnifying Party shall not be liable for any settlement of any claim effected against an Indemnified Party without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article V shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

ARTICLE VI.
Covenants

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Stock shall cease to be authorized for listing on the Principal Market, (iii) the Common Stock ceases to be registered under Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

Section 6.2. Quotation of Common Stock. The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market and use its best efforts to file within any mandatory timeframe all reports required to be filed by the Company.

Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section 6.4. Transfer Agent Instructions. On the Advance Date, the Company shall deliver instructions to its transfer agent to issue shares of Common Stock to the Investor free of restrictive legends.

Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the following events: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

Section 6.7. Prohibited Transactions. During the term of this Agreement, the Company shall not enter into any Prohibited Transaction without the prior written consent of the Investor, which consent may be withheld at the sole discretion of the Investor. For the purposes of this Agreement, the term “Prohibited Transaction” shall refer to the issuance by the Company of Common Stock that is covered by a registration statement, including the Registratino Statement.

Section 6.8. Consolidation; Merger; Subdivision of Stock. The Company shall not, at any time after the delivery of an Advance Notice and before the Advance Date applicable to such Advance Notice, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a “Consolidation Event”) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.9. Issuance of the Company’s Common Stock. The sale of Advance Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

Section 6.10. [Intentionally Omitted].

Section 6.11. Listing of Shares. The Company will use commercially reasonable efforts to cause the Shares to be listed on the Principal Market and to qualify the Shares for sale under the securities laws of such jurisdictions as the Investor designates; provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

Section 6.12. [Intentionally Omitted]

Section 6.13. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock to be offered as set forth in this Agreement.

Section 6.14. [Intentionally Omitted]

Section 6.15. Transactions With Affiliates. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two (2) years, shareholders who beneficially own 5% or more of the Common Stock, or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (I) customary employment arrangements and benefit programs on reasonable terms, (II) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a disinterested third party other than such Related Party, or (III) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (I) has a 5% or more equity interest in that person or entity, (II) has 5% or more common ownership with that person or entity, (III) controls that person or entity, or (IV) is under common control with that person or entity. "Control" or "Controls" for purposes hereof means that a person or entity has the power, directly or indirectly, to conduct or govern the policies of another person or entity.

Section 6.16. Filing of Form 8-K. On or before the date which is four (4) Trading Days after the Execution Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Equity Line Transaction Documents in the form required by the 1934 Act, if such filing is required.

Section 6.17. Acknowledgement of Terms. The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

Section 6.18. Stamp Duties. Without limiting anything else in this Agreement, the Company shall indemnify the Investor against any claim, action, damage, loss liability, cost charge, expense outgoing or payment, including ay penalty, fine or interest, which the Investor pays, suffers, incurs, or is liable for, in connection with (including any administration costs of the Investor in connection in the matters referred to in the preceding pat of this sentence, any legal costs and expenses and any professional consultants’ fees for any of the above on a full indemnity basis:

(a) the stamping of, or any stamp duty payable on, any of the following: (i) this Agreement; (ii) any contemplated transaction or Advance under this Agreement;

(b) any inquiry by a governmental authority or regulatory body in connection with the assessment for stamp duty of the documents referred to in this clause involving the Investor;

(c) any future, or any change in any present or future, stamp duty law or regulation or stamp duty or state or territory revenue office practice (with which, if not having the force of law, compliance is in accordance with the practice or responsible bankers and financial institutions in the jurisdiction concerned; and/or

(d) any litigation or administrative proceedings (including any objection made to a stamp duty or state or territory revenue office) taken against or involving the Investor in connection with the assessment for stamp duty of the documents or transactions referred to in this Agreement.

Section 6.19. Conduct of Business. The Company shall, and shall cause all of its subsidiaries to carry on and conduct its business and the business of each subsidiary in a proper and efficient manner in accordance with good commercial practice, and ensure that while the Investor holds any of the Stock, that the voting any other rights attached to the Stock are not altered in a manner which, in the opinion of the Investor, is materially prejudicial to the Investor.

Section 6.20. Miscellaneous Covenants. The Company shall not, and shall cause all of its subsidiaries not to, directly or indirectly, without the Investor’s written approval: (a) dispose, in a single transaction, or in a series of transactions, of all or any part of its assets unless such disposal is (i) in the ordinary course of business; (ii) for fair market value; and (iii) approved by the board of directors of the Company; (b) reduce its used share capital or any uncalled liability in respect of its issued capital, except by means of a purchase or redemption of the share capital that is permitted under law; (c) undertake any consolidation of its share capital; (d) change the nature of its business or the nature of the business of any subsidiary; (e) transfer the jurisdiction of incorporation of the Company or any of its Subsidiaries; (f) enter into any agreement with respect to any of the matters referred to in this section.

Section 6.21. [Intentionally Omitted].

Section 6.22. [Intentionally Omitted].

Section 6.23. Illegality and Impossibility. Without limiting the generality of the Investor’s rights set out elsewhere in this Agreement, if in the reasonable opinion of the Investor, at any time there exists a law which , or an official or reasonable interpretation of which, makes it , or may make it illegal or impossible in practice of the Investor to undertake any of the Advances, or render any of the contemplated Advances unenforceable, void or voidable, the Investor may, by giving a notice to the Company suspend or cancel some or all of its obligations under this Agreement, or terminate this Agreement.

Section 6.24. Costs of Registration Statement. The Investor covenants to pay all costs and expenses of the Company associated with the Registration Statement.

ARTICLE VII.
Conditions for Advance and Conditions to Closing

Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell Advance Shares to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Investor in writing, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

(b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice is subject to the fulfillment by the Company, on such Advance Date (a “Condition Satisfaction Date”), of each of the following conditions, any of which may be waived in writing by the Investor:

(a) Advance Shares to be issued with respect to the applicable Advance Notice will be freely trading.

(b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of Advance Shares, or shall have the availability of exemptions there-from. The sale and issuance of Advance Shares shall be legally permitted by all laws and regulations to which the Company is subject.

(c) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in a Registration Statement which would require the Company to file a post-effective amendment to a Registration Statement.

(d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(f) No Suspension of Trading in or Delisting of Common Stock. The Common Stock is trading on the Principal Market. The trading of Common Stock is not suspended by any government or the Principal Market. The issuance of Advance Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any notice threatening the continued quotation of the Common Stock on the Principal Market and the Company shall have no knowledge of any event which would be more likely than not to have the effect of causing the Common Stock to not be trading or quoted on the Principal Market.

(g) Maximum Advance Amount In no event shall the Company issue such additional shares (i) in excess of the Maximum Advance Amount or (ii) if such issuance would result in non-compliance with any securities laws. If any of the Company’s representations in this Agreement are false, then no Advances shall be permitted. Any portion of an Advance that would cause the Investor to exceed the Ownership Limitation shall automatically be withdrawn.

(h) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing the Advance Shares with respect to the applicable Advance Notice not to be freely tradable.

(i) Executed Advance Notice. The Investor shall have received the Advance Notice executed by an officer of the Company and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.

(j) Failure to Deliver Shares. Company understands that a delay in the issuance of Common Stock could result in economic damage to the Investor. If the Company fails to cause the delivery of the Shares when due, the Company shall pay to the Investor on demand in cash by wire transfer of immediately available funds to an account designated by the Investor as liquidated damages for such failure and not as a penalty, an amount equal to five percent (5%) of the payment required to be paid by the Investor on such Settlement Date (i.e., the Advance Amount) for the initial 30 days following such date until the Shares have been delivered, and an additional 5% for each additional 30-day period thereafter until the Shares have been delivered.

(k) Fees Paid. The Company shall not be obligated to pay to Investor any fees and expenses related to this Agreement.

(l) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from any federal or state governmental, administrative or self-regulatory authority during the Commitment Period, the response to which would require any amendments or supplements to any filings; (ii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(m) No Right of First Refusal. No person is entitled or purports to be entitled, to any right of first refusal, pre-emptive right, right of participation, or any similar right, to participate in the transaction or otherwise with respect to any securities of the Company.

(n) No Security. The Company has not granted security with respected to any indebtedness or other equity of the Company.

(o) No Adjustment. The issuance and sale of any of the Investor’s stock will not obligate the Company to issue Stock or other securities to any other persona and will not result in the adjustment of the exercise, conversion, exchange, or reset price of any outstanding security.

(p) No Other Rights. There are no voting, buy-sell, outstanding or authorized stock appreciation, right of first purchase, phantom stock, profit participation or equity based compensation agreements, options or arrangement, or like rights relating to the securities of the Company or agreements of any kind among the Company and any person,

(q) Valid Issuance. When issued pursuant to this Agreement, all Investor’s stock will be validly issued and fully paid, and will be free and clear of any and all liens and restrictions, except for restrictions on transfer imposed by applicable laws.

(r) Regulatory Issues. No stop order, trading halt, suspension of trading, cessation of quotation, or removal of the company of the Stock from any exchange has been requested by the Company or imposed by any governmental authority or regulatory body. There is no fact or circumstance that may cause the Company to request, or any governmental authority or regulatory body to impose any stop order, trading halt, suspension of trading, cessation of quotation or removal of the Company or the Stock from any exchange.

(s) No Additional Material Adverse Effect. There has been no event or condition that has had or may have a Material Adverse Effect since the date of the Company’s latest audited financial statements:

(t) No Liabilities. The Company has not incurred any liabilities (contingent or otherwise) other than: (a) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and (b) liabilities not required to be reflected in the Company’s financial statements pursuant to the financial standards pursuant to which such financial statements are prepared, or required to be disclosed in the Company’s public filings;

(u) No Change in Accounting. The Company has not altered its method of accounting; and

(v) No Dividends. The Company has not declared or made any dividend or distribution of cash or other property to its shareholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(w) No Conflict, Breach, Violation or Default. The execution and delivery of, and the performance of the terms of, the Agreement or any Advance Notice or Advance will not: (i) result in the creation of any lien in respect of any property of the Company or any of its subsidiaries; or (ii) violate, conflict with, result in a breach of an provision of, require any notice or consent under, constitutes a default under, resulting in the termination of, or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other material obligations pursuant to, ay of the terms, conditions or provisions of: (a) the Company’s constitution as in effect on the date of this Agreement; or (b) any law , governmental authorization, or order of any court, domestic or foreign, having jurisdiction over the Company, any subsidiary, or any of their respective assets or properties; or (c) any material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or a subsidiary is bound or to which any their respective assets or properties is subject (or render any such agreement or instrument voidable or without further effect).

 (x) Litigation. (i) There are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties, and to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated; (ii) Neither the Company nor any subsidiary, nor any director or officer is or has been the subject of any action, suit, proceeding, or investigation involving a claim of violation of or liability under securities laws or a claim of breach of fiduciary duty; (iii) There has not been, and to the knowledge of the Company there is no, pending or contemplated investigation by a governmental authority involving the Company or any current or former director or officer of the Company; and (iv) No regulatory body has issued any stop order or other order suspending the effectiveness of a Registration Statement or any related prospectus filed or lodged by the Company.

(y) Compliance. Neither the Company nor any subsidiary: (i) is in material default under, or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that is in default under or that is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of nay order of any court, arbitrator or governmental authority or regulatory body; (iii) is or has been in violation of any law; (iv) Neither the Company nor to is knowledge, any persona acting on its behalf, has conducted any general solicitation or general advertising (as those terms are used in Regulation D, in connection with the offering of the Securities to the Investor; (v) Neither the Company nor any of its affiliates, nor any person action on its or their behalf has, directly or indirectly, sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security, in a manner, or under circumstances, that: (a) would adversely affect reliance by the Company on the provisions of Rule 506 of Regulation D for the exemption from registration for the sale and offer of the Securities to the Investor; (b) would require registration of the sale of the Securities under the Securities Act; or (c) would cause such offer or solicitation to be deemed integrated with the offering of the Securities. (iii) The offer and sale of the Securities to the Investor, as contemplated by this Agreement, is exempt from: (a) the registration requirements of the Securities Act by virtue of Rule 506 of Regulation D; and (b) the registration and/ or qualification provisions of all applicable U.S state securities laws.

(z) Tax Returns. Without limiting anything else in this Agreement, the Company has filed, or caused to be filed, in a timely manner, all tax returns, business activity statements and other tax filings which were required to be filed by the execution date under applicable tax law, and has paid all taxes that became due and payable by it on or before the execution date when those taxes became due and payable. No claims have been, or are reasonably likely to be, asserted against it with respect to those filings or payment of taxes, that, if adversely determined, would have the potential to have a Material Adverse Effect.

(aa) Disclosures.

(i) The materials delivered, and statements made, by the Company and its representatives to the Investor in connection with the contemplated Advances do not: (a) contain any untrue statement of a material fact or misleading statement; or (b) omit to state a material fact necessary in order to make the statements contained in those materials, in light of the circumstances under which they were made, not misleading.

(ii) The Company had disclosed to the Investor in writing all facts relating to the Company, its business, the documents, the contemplated transactions and Advances, and all other matters which are material to the assessment of the nature and amount of the risk inherent in an investment in the Company.

(iii) Neither the Company nor any of its subsidiaries has made any agreement, offer, tender or quotation which remains outstanding and currently capable of acceptance relating to the purchase or sale of any business or assets of the Company or any of its subsidiaries.

(bb) Solvency.

(i) The Company and each of its subsidiaries is able, and is not aware of anything which would render the Company or any of its subsidiaries unable, to pay all its debts as and when they become due and payable.

(ii) No judicial order has been made or obtained against the Company or any of its subsidiaries which is unpaid or unsatisfied.

(iii) No attachment in in the process of being levied or enforced against any asset of the Company or its subsidiaries.

(iv) No administrator, liquidator, provisional liquidator, controller or receiver of, or in connection with, the Company or any of its subsidiaries has been appointed, and the Company is not aware of such appointment pending, threatened, or being likely.

(v) No person has entered into, proposed, sanctioned, approved, or commenced, legal action relating to a scheme of arrangement of the affairs of the Company or any of its subsidiaries, or between any of those people and any of its shareholders or creditors.

(vi) Neither the Company nor any of its subsidiaries is in default under any security interest over, or in relation to, any asset.

(vii) The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the contemplated transactions and Advances, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

(cc) Intellectual Property.

(i) The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses and now conducted.

(ii) The Company has no knowledge of any infringement by the Company or its subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others.

(iii) To the knowledge of the Company, there is no claim, action or proceeding made, brought, or threatened, against the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to a claim, action or proceeding.

(dd) Non-public information. Neither the Company nor any person acting on its behalf has provided the Investor or its agents, representative or counsel with any information that constitutes inside information or material non-public information, and to the Company’s knowledge, the Investor does not possess any inside information or material non-public information.

(ee) Prohibited Transactions. The Company has not entered or agreed to enter into a Prohibited Transaction.

(ff) Default. Neither the Company or any subsidiary is in default under a document or agreement binding on it or its assets which relates to financial indebtedness or it otherwise material.

(gg) Absence of Events of Default. No Event of Default and no event which, with notice, lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

(hh) Brokers and finders. No person will have, as a result of the contemplated transactions and Advances, any valid right, interest or claim against or upon the Company, any subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(ii) No Event of Default. The Investor is of the opinion that (i) no Event of Default has occurred, (ii) no Remediable Event of Default has occurred and is continuing and no Event of Default would result from an Advance being effected. Any of the following shall constitute an Event of Default:

(a) Any of the representations, warranties, or covenants made by the Company or any of its agents, officers, directors, employees or representatives in an document, materials or public filing are inaccurate, false or misleading in any material respect, as of the date as of which it is made or deemed to be made, or any certificate or financial or other written statements furnished by or on behalf of the Company to the Investor, any of its representatives, or the company’s shareholders, is inaccurate, false or misleading, in any material respect, as of the date as of which it is made or deemed to be made, or on any Advance Date.

(b) The Company or any subsidiary of the Company is or becomes insolvent.

(c) An administrator is appointed over all or any of the assets or undertaking of the Company or any subsidiary or any step preliminary to the appointment to an administrator has been taken.

(d) A controller or similar officer is appointed to all or any of the assets or undertaking of the Company or any subsidiary.

(e) An application or order is made, a proceeding is commenced, a resolution is passed or proposed, or an application to a court or other steps are taken for the winding up or dissolution of the Company or any subsidiary , or for the Company or any subsidiary to enter an arrangement, compromise or composition with, or assignment for the benefit of, its creditors, a class of them, or any of them.

(f) The Company or any of its subsidiaries ceases, suspends or threatens to cease or suspend, the conduct of all or a substantial part of its business, or dispose of, or threaten to dispose of, a substantial part of its assets or to reduce its capital.

(g) There exists a fact or circumstance that may cause the Company to request, or the Principal Market or any other governmental authority or regulatory body to impose a stop order, trading halt, suspension of trading, cessation of quotation, or removal of the Company or the Common Stock for the Principal Market.

(h) Any of the following has occurred: (i) trading in securities have been suspended or limited, (ii) minimum prices have been established on the securities, (iii) a banking moratorium has been declared by the authorities in New York or the jurisdiction where the Company is incorporated or where the Common Stock is trading, (iv) a material outbreak or escalation of hostilities or another national or international calamity of such magnitude in its effect on, or adverse change in the markets in the United States or the market where the Common Stock trades, makes it impracticable or inadvisable for the Investor to close on an Advance or accept an Advance Notice.

(i) Any agreement entered into by the Company or contemplated transaction by the Company is claimed (other than in a frivolous proceeding) by any person that is not the Investor or its affiliate to be, wholly or partly void, voidable or unenforceable.

(j) Any person has commenced any action, claim, proceeding, suit, or action against any other person or otherwise asserted any claim before any governmental authority, which seeks to restrain, challenge, deny, enjoin, limit, modify, delay, or dispute, the right of the Investor or the Company to enter into this Agreement or contemplated transactions under this Agreement.

(k) The Company challenges, disputes or denies the right of the Investor to receive any shares of the Common Stock, or otherwise dishonors or rejects any action taken, or document delivered, in furtherance of the Investor’s rights to receive any Common Stock.

(l)  A stop order, trading halt, suspension of trading, cessation of quotation, or removal of the Company or the Stock from an exchange has been requested by the Company or imposed on the Company.

(m)  A Material Adverse Effect, or an event, development or condition which, in the reasonable judgment of the Investor would be likely to have a Material Adverse Effect occurs.

(n) There exists a law which, or an official or reasonable interpretation of which, in the Investor’s reasonable opinion, makes it, or is more likely than not to make it, illegal or impossible for the Investor or the Company to undertake any of the Advances in accordance with this Agreement, or renders, or is more likely than not to render, consummation of any of the Advances in accordance with this Agreement unenforceable, void, voidable or unlawful, or contrary to or inconsistent with any law.

(o)  If: (i) a change in an interpretation or administration of a law or a proposed law introduced or proposed to be introduced to any governing body of law; (ii) compliance by the Investor or any of its Affiliates with a law or an interpretation or administration of a law, has, or is more likely than not to have, in the reasonable opinion of the Investor, directly or indirectly, the effect of (iv) varying the duties, obligation or liabilities of the Company or the Investor in connection with this Agreement or any Advance so that the Investor’s rights, powers, benefits, remedies or economic burden (including any tax treatment in the hands of the Investor) are adversely affected (including by way of delay or postponement); (v) otherwise adversely affecting rights, powers, benefits, remedies or the economic burden of the Investor (including by way of delay or postponement); (vi) otherwise making it impracticable for the Investor to undertake any of the Advances or contemplated Advances.

(p) A securities registrar or similar entity refuses to comply with a direction to issue, or record an issuance of securities to the Investor.

(q) Any consent, permit, approval, registration or waiver necessary or appropriate for the consummation of an Advance that remains to be consummated at the applicable time, has not been issued or received, or does not remain in full force or effect.

(r) The Investor has not received all those items required to be delivered to it in connection with an Advance in accordance with this Agreement.

(s) The Company fails to perform, comply with, or observe any other term, covenant, undertaking, obligation or agreement under this Agreement.

(t) A default judgment of an amount of $500,000 or greater is entered against the Company or any of its subsidiaries.

(u) Any present or future liabilities, including contingent liabilities, of the Company or any of its subsidiaries for an amount or amounts totaling more than $500,000 have not been satisfied on time, or have become prematurely payable.

7.3 Investor Right to Investigate an Event of Default.

If in the Investor’s reasonable opinion, an Event of Default has occurred, or is or may be continuing: (a) the Investor may investigate such purported Event of Default; (b) the Company shall co-operate with the Investor in such investigation; and (c) the Company shall comply with all reasonable requests made by the Investor of the Company in connection with any investigation by the Investor.

7. 4 Rights of the Investor upon Default.

(a) Upon the occurrence of existence of any Default at any time during the continuance of such Event of Default, the Investor may: (i) declare, by notice to the Company, effective immediately, that the break fee described in Section 12.4 under the Agreement to be immediately due and payable in the shares held in escrow, as described below, without presentment, demand, protest or any other notice of any kind (other than notice to the applicable escrow agent), all of which are expressly waived by the Company, anything to the contrary contained in this Agreement; (ii) terminate this Agreement by notice to the Company, effective as of the date set out in the Investor’s notice.

(b) Where an Event of Default has occurred, the Investor shall have: (i) no obligation to accept an Advance Notice or to consummate a closing under this Agreement; and (ii) the right to postpone the Advance accordingly.

(c) In addition to the remedies set out elsewhere, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy granted to it by the Agreement or otherwise permitted by law, including any suit in equity and/or by action at law.

ARTICLE VIII.
Due Diligence Review; Non-Disclosure of Non-Public Information

Section 8.1. Non-Disclosure of Non-Public Information.

 (a) Subject to Section 6.6 and except as otherwise provided in this Agreement or the Registration Rights Agreement, the Company covenants and agrees that it has not in the past and will refrain in the future from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information to the Investor without also disseminating such information to the public at the same time.

(b) Nothing herein shall require the Company to disclose material, non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material, non-public information to any Investors who purchase stock in the Company in a public offering, to money managers or to securities analysts in violation of Regulation FD of the Exchange Act, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided and subject to compliance with Regulation FD, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material, non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.1 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain material, non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX.
Choice of Law/Jurisdiction

Section 9. Governing Law. This Agreement shall be governed by and interpreted solely in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Any dispute arising out of or in connection with this Agreement or otherwise relating to the parties relationship shall be settled only by litigation and exclusively in the State of New York, City of New York. The Company and the Investor further agree that no demand for punitive or exemplary damages shall be made. The parties hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement. The parties agree that in the event of any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, the prevailing party in a final judgment after the appeal period has passed shall be awarded, in addition to any damages, injunctions or other relief, such party’s costs and expenses, including but not limited to all related costs and reasonable attorneys’, accountants’ and experts’ fees incurred in bringing such action, litigation or proceeding and/or enforcing any judgment or order granted therein. No party to this Agreement will challenge the jurisdiction or venue provisions as provided in this section. The section shall survive termination of the Agreement.

ARTICLE X.
Assignment; Termination

Section 10.1. Assignment. Neither this Agreement nor any rights or obligations of the Company or the Investor hereunder may be assigned to any other Person.

Section 10.2. Termination.

(a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the Effective Date, (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of the Commitment Amount or (iii) the Registration Statement is no longer effective.

(b) The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this paragraph (c) shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC. The Investor may terminate this Agreement by sending email notice to the Company declaring a Material Adverse Effect.

(c) Nothing in this Section 10.2 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Sections 5.1 and 5.2 shall survive termination hereunder.

ARTICLE XI.
Notices

Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon being sent to the following email addresses:

If to the Company: bob.rosenthal@me.com

If to the Investor: rmarino@beaufortcp.com

Each party shall provide five (5) days’ prior written notice to the other party of any change in email address.

ARTICLE XII.
Miscellaneous

Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

Section 12.2 Entire Agreement; Amendments. This Agreement supersedes all other prior agreements, negotiations or discussions both oral or written between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. The provisions of this Agreement shall be construed in favor of the Investor. Except as specifically set out in this Agreement, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to any subject matter regarding this Agreement or otherwise.

Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4. Break Fee and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby. In consideration for entering into this Agreement, the Company is required to issue an initial 300,000 shares of common stock to an escrow agent mutually agreed upon by the parties hereto. Upon effectiveness of the Registration Statement, such shares shall immediately be returned to the Company by the applicable escrow agent. In the event the Registration Statement is not declared effective within one (1) year of the initial filing thereof, such shares shall be issued to the Investor by such escrow agent.

Section 12.5. Confidentiality. Each of the parties hereto shall keep confidential the terms of this Agreement and any and all transactions and dealings under this Agreement as well as any information obtained from any other party. The Company and the Investor agree that in addition to and in no way limiting the rights and obligations set forth in Section 12.5 hereto and in addition to any other remedy to which the Investor or Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the other party harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such breach of confidentiality and acknowledges that irreparable damage would occur in the event of any such breach. It is accordingly agreed that both the Investor and Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce, without the posting of a bond or other security, the confidentiality, terms and provisions of this Agreement.

Section 12.6 Publicity. Prior to issuing any public statements, the Company shall send to the Investor for approval any press releases or public statement with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor unless the Investor provides written approval to do so.

 Section 12.7 Placement Agent. If so required by the SEC, the Company agrees to pay a registered broker dealer, to act as placement agent, a percentage of the Put Amount on each draw toward the fee. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, their employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses incurred in respect of any such claimed or existing fees, as such fees and expenses are incurred.

Section 12.8 No Third Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including without limitation any partner, member, shareholder, director, officer, employee or other beneficial owner of any party hereto, in its own capacity as such or in bringing a derivative action on behalf of a party hereto) shall have any standing as third party beneficiary with respect to this Agreement or the transactions contemplated hereby.

Section 12.9 No Personal Liability of Directors, Officers, Owners, Etc. No director, officer, employee, incorporator, shareholder, managing member, member, general partner, limited partner, principal or other agent of any of the Investor or the Company shall have any liability for any obligations of the Investor or the Company under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of the Investor or the Company hereunder. Each party hereto hereby waives and releases all such liability. This waiver and release is a material inducement to each party’s entry into this Agreement.

Section 12.10. Delay. The Investor shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of an obligation required hereunder is prevented by the occurrence of any of the following, acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Investment Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

North American Oil & Gas Corp.

By:	/s/ Robert Rosenthal
Name:	Robert Rosenthal
Title:	President

INVESTOR:

Beaufort Ventures PLC

By:	/s/ Tunvir Malik
Name:	Tunvir Malik
Title:	Managing Member

EXHIBIT A

ADVANCE NOTICE

North American Oil & Gas Corp. (the “Company”)

The undersigned, __________________________hereby certifies, with respect to the sale of shares of Common Stock of the Company issuable in connection with this Advance Notice, delivered pursuant to the Investment Agreement (the “Agreement”), as follows:

 1. The undersigned is the duly elected Officer of the Company, its Chief Executive, President or Chief Financial Officer.

2. There are no fundamental changes to (a) the covenants in Article IV of the Investment Financing Agreement and (b) the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Advance Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4. The undersigned hereby represents, warrants and covenants that it has made all filings (“SEC Filings”) required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q or, 10-K or, 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the “Public Disclosures”), have been reviewed and approved for release by the Company’s attorneys and, if containing financial information, the Company’s independent certified public accountants. None of the Company’s Public Disclosures contain, as of their respective dates, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5. The Advance requested is ________________shares.

6. There are currently _______________________ amount of shares outstanding on a fully diluted basis.

The undersigned has executed this Certificate this _____ day of _____.

By:
Name:
Title:

Please email this Advance Notice to: rmarino@beaufortcp.com

EXHIBIT B

FORM OF OPINION

1. The Company is a corporation validly existing and in good standing under the laws of the State of __________, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company’s latest Form 10-K or 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations of the Commission thereunder (the “Public Filings”) and to enter into and perform its obligations under the Investment Agreement.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Investment Agreement and to issue the Common Shares in accordance with their terms. The execution and delivery of the Investment Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Investment Agreement has been duly executed and delivered and the Investment Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as my be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3. The Common Shares are duly authorized and, upon issuance in accordance with the terms of the Investment Agreement, will be duly and validly issued, fully paid and nonassessable, free of any liens, encumbrances and preemptive or similar rights contained, to our knowledge, in any agreement filed by the Company as an exhibit to the Company’s Public Filings.

4. The execution, delivery and performance of the Investment Agreement by the Company (other than performance by the Company of its obligations under the indemnification sections of such agreements, as to which no opinion need be rendered) will not (i) result in a violation of the Company’s Articles of Incorporation or By-Laws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or, indenture filed by the Company as an exhibit to the Company’s Public Filings; or (iii) to our knowledge, result in a violation of any federal or state law, rule or regulation, order, judgment or decree applicable to the Company.

 5. To our knowledge without independent investigation and other then as set forth in the Public Filings, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is subject which is required to be disclosed in any Public Filings.